UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2025

Redfin Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38160	74-3064240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1099 Stewart Street, Suite 600 Seattle, WA 98101
(Address of principal executive offices) (Zip Code)

(206) 576-8333
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, Redfin Corporation, a Delaware corporation (“Redfin” or the “Company”), entered into an Agreement and Plan of Merger (“Merger Agreement”), dated March 9, 2025, by and among Rocket Companies, Inc., a Delaware corporation (“Rocket”), Neptune Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Rocket (“Merger Sub” and, together with Rocket, “Buyer Parties”), and the Company, providing for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Rocket (the “Merger”). On July 1, 2025, the Buyer Parties completed the acquisition of the Company.

Item 1.01. Entry into a Material Definitive Agreement.

Convertible Notes

In connection with the Merger, Rocket became a co-obligor under the 0.00% convertible senior notes due 2025 issued by Redfin in October 2020 (the “2025 Notes”) and the 0.50% convertible senior notes due 2027 issued by Redfin in March 2021 (the “2027 Notes” and, together with the 2025 Notes, the “Convertible Notes”).

Effective as of July 1, 2025, upon a conversion of the 2025 Notes pursuant to the terms provided for in the indenture governing the 2025 Notes, holders of the 2025 Notes will be entitled to convert each $1,000 principal amount of such 2025 Notes into 10.9315392 shares of Rocket Class A common stock, par value $0.00001 per share (“Rocket common stock”). Effective as of July 1, 2025, upon a conversion of the 2027 Notes pursuant to the terms provided for in the indenture governing the 2027 Notes, holders of the 2027 Notes will be entitled to convert each $1,000 principal amount of such 2027 Notes into 8.4744792 shares of Rocket common stock.

Effective as of July 1, 2025, the Convertible Notes are subject to redemption at Rocket’s option if the last reported sale price of shares of Rocket common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading days ending on, and including, the trading day immediately preceding the date on which Rocket provides notice of redemption.

Rocket Notes

On July 1, 2025, Redfin entered into a Supplemental Indenture to the Indenture, dated as of June 20, 2025, among Rocket, U.S. Bank Trust Company, National Association, as trustee, and the guarantors party thereto, governing Rocket’s $2.0 billion 6.125% senior notes due 2030 (the “2030 Rocket Notes”) and $2.0 billion 6.375% senior notes due 2033 (the “2033 Rocket Notes” and together with the 2030 Rocket Notes, the “Rocket Notes”), pursuant to which Redfin has agreed to guarantee Rocket’s obligations under the Rocket Notes.

The Rocket Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by Rocket Mortgage, LLC, a Michigan limited liability company (“Rocket Mortgage”), and each of Rocket Mortgage’s domestic subsidiaries that are issuers or guarantors under the Rocket Mortgage Notes (as defined below). Upon the consummation of Rocket’s previously announced proposed acquisition of Mr. Cooper Group Inc. (“Mr. Cooper” and such acquisition, the “Mr. Cooper Acquisition”), the Rocket Notes will also be guaranteed, jointly and severally, on a senior unsecured basis, by Mr. Cooper and each of Mr. Cooper’s subsidiaries that are issuers or guarantors of existing senior notes of Nationstar Mortgage Holdings Inc.’s, a subsidiary of Mr. Cooper (collectively, the “Mr. Cooper Guarantors”). In the future, any subsidiary of Rocket that guarantees or issues any Additional Capital Markets Debt (as defined in the indenture governing the Rocket Notes) will guarantee the Rocket Notes.

The Rocket Notes will be subject to a special mandatory redemption if the Mr. Cooper Acquisition is not consummated by September 30, 2026, and a partial special mandatory redemption 45 days after the Mr. Cooper Acquisition for any of the Rocket Notes proceeds that are not, within 45 days of the Mr. Cooper Acquisition, used to redeem certain of Mr. Cooper’s existing senior notes or the repayment of other secured debt of Rocket and its subsidiaries.

The 2030 Rocket Notes mature on August 1, 2030 unless earlier redeemed or repurchased. No sinking fund is provided for the 2030 Rocket Notes. Cash interest on the 2030 Rocket Notes will accrue from June 20, 2025 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2026, at a rate of 6.125% per year.

The 2033 Rocket Notes mature on August 1, 2033 unless earlier redeemed or repurchased. No sinking fund is provided for the 2033 Rocket Notes. Cash interest on the 2033 Rocket Notes will accrue from June 20, 2025 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2026, at a rate of 6.375% per year.

Prior to August 1, 2027, Rocket may redeem the 2030 Rocket Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Rocket Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. On or after August 1, 2027, Rocket may redeem the 2030 Rocket Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at the redemption prices set forth in the indenture governing the Rocket Notes.

Rocket may also redeem the 2030 Rocket Notes prior to August 1, 2027, at any time or from time to time, in an amount equal to the net cash proceeds received by Rocket or any parent thereof from any equity offering at a redemption price equal to 106.125% of the principal amount plus accrued and unpaid interest, if any, to but excluding the redemption date, in an aggregate principal amount for all such redemptions not to exceed 40% of the original aggregate principal amount of the 2030 Rocket Notes (calculated after giving effect to any issuance of additional notes that are 2030 Rocket Notes), provided that the redemption takes place not later than 90 days after the closing of the related equity offering; and not less than 50% of the principal amount of the 2030 Rocket Notes remains outstanding immediately thereafter.

Prior to August 1, 2028, Rocket may redeem the 2033 Rocket Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the 2033 Rocket Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. On or after August 1, 2028, Rocket may redeem the 2033 Rocket Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at the redemption prices set forth in the indenture governing the Rocket Notes.

Rocket may also redeem the 2033 Rocket Notes prior to August 1, 2028, at any time or from time to time, in an amount equal to the net cash proceeds received by Rocket or any parent thereof from any equity offering at a redemption price equal to 106.375% of the principal amount plus accrued and unpaid interest, if any, to but excluding the redemption date, in an aggregate principal amount for all such redemptions not to exceed 40% of the original aggregate principal amount of the 2033 Rocket Notes (calculated after giving effect to any issuance of additional notes that are 2033 Rocket Notes), provided that the redemption takes place not later than 90 days after the closing of the related equity offering; and not less than 50% of the principal amount of the 2033 Rocket Notes remains outstanding immediately thereafter.

The indenture governing the Rocket Notes contains covenants that limit the ability of Rocket and its subsidiaries to, among other things: (i) create liens on assets and (ii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control triggering events, Rocket shall offer to repurchase the Rocket Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date.

The indenture governing the Rocket Notes sets forth certain events of default after which the Rocket Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving Rocket, or any of their significant subsidiaries, after which the Rocket Notes become automatically due and payable.

Rocket Mortgage Notes

Additionally, on July 1, 2025, Redfin entered into the (i) Third Supplemental Indenture to that certain Indenture, dated as of December 8, 2017 among Rocket Mortgage, Deutsche Bank Company Americas, as trustee (“Deutsche Bank”) and the guarantors party thereto, governing Rocket Mortgage’s 5.250% senior notes due 2028, of which approximately $62.0 million remain outstanding (the “2028 Rocket Mortgage Notes”), (ii) Second Supplemental Indenture to that certain Indenture, dated as of September 14, 2020, among Rocket Mortgage, Rocket Mortgage Co-Issuer, Inc., a Michigan corporation (“Rocket Mortgage Co-Issuer”), Deutsche Bank, as trustee, and the guarantors party thereto, governing Rocket Mortgage and Rocket Mortgage Co-Issuer’s $750 million 3.625% senior notes due 2029 (the “2029 Rocket Mortgage Notes”) and $1.25 billion 3.875% senior notes due 2031 (the “2031 Rocket Mortgage Notes”) and (iii) Second Supplemental Indenture to that certain Indenture, dated October 5, 2021 among Rocket Mortgage, Rocket Mortgage Co-Issuer, Deutsche Bank, as trustee, and the guarantors party thereto, governing Rocket Mortgage and Rocket Mortgage Co-Issuer’s $1.15 billion 2.875% senior notes due 2026 (the “2026 Rocket Mortgage Notes”) and $850 million 4.00% senior notes due 2033 (the “2033 Rocket Mortgage Notes” and together, with the 2028 Rocket Mortgage Notes, the 2029 Rocket Mortgage Notes, the 2031 Rocket Mortgage Notes and the 2026 Rocket Mortgage Notes, the “Rocket Mortgage Notes”), pursuant to which the Redfin agreed to guarantee Rocket’s obligations under the Rocket Mortgage Notes.

The Rocket Mortgage Notes are guaranteed on an unsecured basis by Rocket and all of Rocket Mortgage’s current and future domestic subsidiaries, subject to certain exceptions. Upon the consummation of the Mr. Cooper Acquisition, the Rocket Mortgage Notes will also be guaranteed, jointly and severally, on a senior unsecured basis, by the Mr. Cooper Guarantors.

2028 Rocket Mortgage Notes

The 2028 Rocket Mortgage Notes mature on January 15, 2028 and bear interest at a rate of 5.250% per year. Interest on the 2028 Rocket Mortgage Notes is payable semi-annually on January 15 and July 15 of each year, beginning on July 15, 2018. The 2028 Rocket Mortgage Notes are unsecured. On September 21, 2021, Rocket Mortgage launched a tender offer and concurrent consent solicitation for the 2028 Rocket Mortgage Notes in which Rocket Mortgage repurchased approximately $948.0 million in aggregate principal amount of the 2028 Rocket Mortgage Notes. In connection with the consent solicitation, Rocket Mortgage executed a supplemental indenture to effect the amendments approved in the consent solicitation, including to eliminate substantially all restrictive covenants, certain events of default, and to shorten the redemption notice period.

2029 Rocket Mortgage Notes

The 2029 Rocket Mortgage Notes mature on March 1, 2029 and bear interest at a rate of 3.625% per year. Interest on the 2029 Rocket Mortgage Notes is payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2021. The 2029 Rocket Mortgage Notes are unsecured. The indenture governing the 2029 Rocket Mortgage Notes contains certain covenants limiting Rocket Mortgage’s and its subsidiaries ability to, among other things: (i) create liens on assets and (ii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control triggering events, Rocket Mortgage shall offer to repurchase the 2029 Rocket Mortgage Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. Failure to comply with these covenants could result in a default under the indenture governing the 2029 Rocket Mortgage Notes unless Rocket Mortgage obtains a waiver of, or otherwise mitigates, the default. The indenture governing the 2029 Rocket Mortgage Notes also contains customary events of default.

2031 Rocket Mortgage Notes

The 2031 Rocket Mortgage Notes are guaranteed on an unsecured basis by all of Rocket Mortgage’s current and future domestic subsidiaries, subject to certain exceptions. The 2031 Rocket Mortgage Notes mature on March 1, 2031 and bear interest at a rate of 3.875% per year. Interest on the 2031 Rocket Mortgage Notes is payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2021. The 2031 Rocket Mortgage Notes are unsecured. The indenture governing the 2031 Rocket Mortgage Notes contains certain covenants limiting Rocket Mortgage’s and its subsidiaries ability to, among other things: (i) create liens on assets and (ii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control triggering events, Rocket Mortgage shall offer to repurchase the 2031 Rocket Mortgage Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. Failure to comply with these covenants could result in a default under the indenture governing the 2031 Rocket Mortgage Notes unless Rocket Mortgage obtains a waiver of, or otherwise mitigates, the default. The indenture governing the 2031 Rocket Mortgage Notes also contains customary events of default.

2026 Rocket Mortgage Notes

The 2026 Rocket Mortgage Notes are guaranteed on an unsecured basis by all of Rocket Mortgage’s current and future domestic subsidiaries, subject to certain exceptions. The 2026 Rocket Mortgage Notes mature on October 15, 2026 and bear interest at a rate of 2.875% per year. Interest on the 2026 Rocket Mortgage Notes is payable semi-annually on October 15 and April 15 of each year, beginning on April 15, 2022. The 2026 Rocket Mortgage Notes are unsecured. The indenture governing the 2026 Rocket Mortgage Notes contains certain covenants limiting Rocket Mortgage’s and its subsidiaries’ ability to, among other things: (i) create liens on assets and (ii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control triggering events, Rocket Mortgage shall offer to repurchase the 2026 Rocket Mortgage Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. Failure to comply with these covenants could result in a default under the indenture governing the 2026 Rocket Mortgage Notes unless Rocket Mortgage obtains a waiver of, or otherwise mitigates, the default. The indenture governing the 2026 Rocket Mortgage Notes also contains customary events of default.

2033 Rocket Mortgage Notes

The 2033 Rocket Mortgage Notes are guaranteed on an unsecured basis by all of Rocket Mortgage’s current and future domestic subsidiaries, subject to certain exceptions. The 2033 Rocket Mortgage Notes mature on October 15, 2033 and bear interest at a rate of 4.000% per year. Interest on the 2033 Rocket Mortgage Notes is payable semi-annually on October 15 and April 15 of each year, beginning on April 15, 2022. The 2033 Rocket Mortgage Notes are unsecured. The indenture governing the 2033 Rocket Mortgage Notes contains certain covenants limiting Rocket Mortgage’s and its subsidiaries ability to, among other things: (i) create liens on assets and (ii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control triggering events, Rocket Mortgage shall offer to repurchase the 2033 Rocket Mortgage Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. Failure to comply with these covenants could result in a default under the indenture governing the 2033 Rocket Mortgage Notes unless Rocket Mortgage obtains a waiver of, or otherwise mitigates, the default. The indenture governing the 2033 Rocket Mortgage Notes also contains customary events of default.

The foregoing description of the Convertible Notes, Rocket Notes and Rocket Mortgage Notes does not purport to be complete and is qualified in its entirety by reference to the indentures and supplemental indentures governing such Convertible Notes, Rocket Notes and Rocket Mortgage Notes, copies of which are filed as Exhibit 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 to this Current Report on Form 8-K and are incorporated into this Current Report on Form 8-K by reference in their entirety.

Item 1.02. Termination of a Material Definitive Agreement.

First-Lien Term Loan Facility

In connection with the consummation of the Merger and pursuant to the provisions of the first-lien term loan facility between Redfin and Apollo Capital Management, L.P. and its affiliates, Redfin will repay all outstanding borrowings under the facility and all commitments and obligations outstanding under the facility will be terminated.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 1, 2025, the Merger was completed and Redfin became a wholly owned subsidiary of Rocket.

At the effective time of the Merger (the “Effective Time”), each outstanding share of Redfin common stock, par value $0.001 per share (collectively, the “Redfin Shares”) (other than Redfin Shares owned directly or indirectly by the Company, Rocket, Merger Sub or any of Rocket’s or Merger Sub’s respective wholly owned subsidiaries immediately prior to the Effective Time), was automatically converted into the right to receive 0.7926 shares (the “Exchange Ratio”) of Rocket common stock and cash payable in lieu of fractional shares, without interest and subject to any applicable withholding taxes.

In addition, pursuant to the Merger Agreement, at the Effective Time:

•	each option to purchase Redfin Shares granted by Redfin that was unexpired, unexercised and outstanding as of the Effective Time, whether vested or unvested (each, a “Redfin Option”), was assumed by Rocket and converted into an option to acquire that number of shares of Rocket common stock equal to the product obtained by multiplying (x) the number of Redfin Shares subject to such Redfin Option by (y) the Exchange Ratio (each, an “Assumed Option”) and the exercise price of the Assumed Option was equal to the exercise price of the Redfin Option divided by the Exchange Ratio; and

•	each restricted stock unit granted by Redfin, including performance-based restricted stock units ("RSUs") converted to time-based RSUs in accordance with their terms and the Merger Agreement, that was unexpired, unsettled and outstanding as of the Effective Time, whether vested or unvested (each, a “Redfin RSU”), was assumed by Rocket and converted into an award to receive that number of shares of Rocket common stock equal to the product obtained by multiplying (x) the number of Redfin Shares subject to such Redfin RSU by (y) the Exchange Ratio; in each case, with substantially identical terms and conditions as were applicable to the corresponding Redfin awards immediately prior to the Effective Time, except as such terms and conditions were modified by the Merger Agreement.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Merger Agreement, which was filed by the Company with the Securities and Exchange Commission (“SEC”) on March 9, 2025 as Exhibit 2.1 to the Company’s Current Report on Form 8-K, and is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On July 1, 2025, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had been consummated and requested that Nasdaq suspend trading of Redfin Shares on Nasdaq prior to the opening of trading on July 1, 2025. The Company also requested that Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Redfin Shares from Nasdaq, as well as the deregistration of such Redfin Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). As a result, Redfin Shares will no longer be listed on Nasdaq.

In addition, the Company intends to file with the SEC a certification on Form 15, requesting the termination of registration of the shares of Redfin Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the shares of Redfin Shares.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and in Items 2.01, 3.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Rocket.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, the members of the Board of Directors of the Company immediately prior to the Effective Time ceased to be directors of the Company, and Brian Brown and Varun Krishna were appointed as directors of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Certificate of Incorporation of the Company was amended and restated in its entirety to be in the form attached to the Certificate of Merger (the form of which was attached as Exhibit B to the Merger Agreement). In addition, at the Effective Time, subject to the provisions of the Merger Agreement, Merger Sub’s Bylaws, as in effect immediately prior to the Effective Time, became the bylaws of the Company.

Item 9.01. Exhibits.

(d) Exhibits:

No.	Description

2.1	Agreement and Plan of Merger, dated as of March 9, 2025 by and among Rocket Companies, Inc., Redfin Corporation and Neptune Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, as filed with the Securities and Exchange Commission on March 10, 2025)

4.1	Supplemental Indenture, dated as of July 1, 2025, between Redfin Corporation, Rocket Companies, Inc. and Wells Fargo Bank, National Association

4.2	Supplemental Indenture, dated as of July 1, 2025, between Redfin Corporation, Rocket Companies, Inc. and Wells Fargo Bank, National Association

4.3	Indenture, dated as of June 20, 2025, among Rocket Companies, Inc., U.S. Bank Trust Company, National Association, as trustee, and the guarantors party thereto (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, as filed with the Securities and Exchange Commission on June 23, 2025)

4.4	Supplemental Indenture, dated as of July 1, 2025, between Redfin Corporation, Rocket Companies, Inc. and U.S. Bank Trust Company, National Association

4.5	Third Supplemental Indenture, dated as of July 1, 2025, between Redfin Corporation, Rocket Mortgage, LLC and Deutsche Bank Trust Company Americas

4.6	Second Supplemental Indenture, dated as of July 1, 2025, between Redfin Corporation, Rocket Mortgage, LLC, Rocket Mortgage Co-Issuer, Inc. and Deutsche Bank Trust Company Americas

4.7	Second Supplemental Indenture, dated as of July 1, 2025, between Redfin Corporation, Rocket Mortgage, LLC, Rocket Mortgage Co-Issuer, Inc. and Deutsche Bank Trust Company Americas

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redfin Corporation
(Registrant)

Date: July 1, 2025	/s/ Chris Nielsen
Chris Nielsen Chief Financial Officer